UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Spanish Broadcasting System, Inc. (the “Company”) 2011 Annual Meeting of Stockholders (“Annual Meeting”) held on June 1, 2011, the following proposals were adopted as follows:

On June 1, 2011, Spanish Broadcasting System, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). The stockholders considered and voted on three proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2011 Proxy Statement. There were 41,669,805 shares of Class A common stock entitled to vote at the meeting and 23,403,500 shares of Class B common stock, each share being entitled to ten votes, entitled to vote at the meeting. The following is a brief description of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1. Election of Directors

The election of six director nominees to hold office or until such time as their respective successors have been duly elected and qualified based upon the following votes:

		Votes Against/
Nominee Directors	Votes For	Withheld
Raúl Alarcón, Jr.	236,302,714	11,882,174
Joseph A. Garcia	236,244,338	11,940,550
Jose A. Villamil	240,005,181	8,179,707
Mitchell A. Yelen	240,006,746	8,178,142
Manuel E. Machado	240,238,001	7,946,887
Jason L. Shrinsky	236,304,432	11,880,456

There were 12,888,128 broker non-votes.

Proposal 2.  Approval to authorize the Board of Directors to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s Class A and Class B common stock.

The board of directors proposal to approve the authorization of the Board of Directors to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s Class A and Class B common stock by a ratio of not less than one-for-five and not more than one-for-ten, with the exact ratio to set at a whole number within this range, to be determined by the Board of Directors in its sole discretion was approved based on the following votes:

Votes For	Votes Against	Abstain
250,732,564	9,950,036	390,416

Proposal 3.  Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was approved based on the following votes:

Votes For	Votes Against	Abstain
254,946,516	5,576,461	550,039

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.

June 8, 2011	By:	/s/ Joseph A. García
Joseph A. García Chief Financial Officer, Chief Administrative Officer Sr. Executive Vice President and Secretary

4